Vita Spirits Corp.

Post Office Box 020-Lu Yuan District

Chang Chun, Ji Lin

Chang Chun, China 130062

December 7, 2009

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Mail Stop 4561

Attention:       Michael F. Johnson, Division of Corporation Finance

Re:      Vita Spirits Corp.

            Preliminary Information Statement on Schedule 14C

            Filed November 25, 2009

            File No. 333-136981

Dear Mr. Johnson:

The purpose of this letter is to respond, in writing, to your letter dated December 4, 2009, regarding the above referenced matter.  In that regard, please be informed as follows:

General

1.                  We believe that the incorrect submission type on Form PREM 14C occurred as a result of using the wrong header tag during the EDGARization process.  In that regard, enclosed herewith please find a copy of Amendment No. 1 to Preliminary Information Statement on Schedule 14C (the Amendment), which shall be EDGARized using the correct header tag.

2.                  Please note, the statement required by Item 2 of Schedule 14C has been amended to the first page of the Information Statement included in the Amendment.

Notice of Action Taken Without a Shareholder Meeting

3.                  Please note, the Amendment specifies that it is filed in connection with the approval by our shareholders of an amendment to our Articles of Incorporation to effect (i) our name change, (ii) an increase in the authorized number of the shares of our common stock, and (iii) the therein described forward stock split.

Forward Split of Common Stock

4.                  Please note, specified in the Amendment, in tabular format, is the number of shares of our common stock currently authorized, issued and outstanding, reserved for issuance and authorized but unissued, as well as the number of shares of that common stock in those same categories after completion of the forward stock split.

Amendment to Our Articles of Incorporation Re: Increase of Authorized Common Stock

5.                  Please note, we have revised the disclosure in the Amendment to clarify certain information provided with respect to the proposal to increase the number of authorized shares of our common stock to 500,000,000 is on a post-split basis.

6.                  Please note, the Amendment discloses that we presently do not have any plans, proposals, or arrangements to issue any of the newly available authorized shares of common stock for any purpose, including future acquisitions and/or financings.

7.                  Please note, the Amendment discloses the information contemplated by the provisions of Release No. 34-15230 regarding anti-takeover mechanisms.

                  Please note, that the Amendment does not refer to the authorization of any preferred stock.

Additionally, we hereby confirm and acknowledge that,

                    we are responsible for the adequacy and accuracy of the disclosure in the Amendment;

                    staff comments or changes to disclosure in response to staff comments do not foreclose the Securities and Exchange Commission (the Commission) from taking any action with respect to the Amendment; and

                    We may not assert staff comments as a defense in any proceeding initiated by the Commission or any other person under federal securities laws of the United States.

Finally, hopefully, the provisions of this letter and the Amendment are completely responsive to the issues and comments specified in your letter dated December 4, 2009.  Of course, in the event that you have additional questions or comments regarding this matter, please do not hesitate to contact the undersigned.

Sincerely,

/s/ Tie Ming Li

Vita Spirits Corp,

a Nevada corporation

By:  Tie Ming Li, President